United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

November 21, 2013

Date of Report

[Date of Earliest Event Reported]

THE CASTLE GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-23338	99-0307845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Ala Moana Boulevard, 3 Waterfront Plaza, Suite 555

Honolulu, Hawaii 96813

(Address of Principal Executive Offices)

(808) 524-0900

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the board of directors held on November 21, 2013, Mr. Jerry Ruthruff was appointed to the Board of Directors of the Company and was appointed Secretary of the Company.

At that same meeting, Motoko Takahashi resigned as Secretary of the Company but remained a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CASTLE GROUP, INC.

Date:	December 1, 2014	By:	/s/Rick Wall
Rick Wall, Chief Executive Officer and
Chairman of the Board